Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Silverstone Master Issuer PLC (the “Issuer”)

c/o Wilmington Trust SP Services (London) Limited
Third Floor

1 King’s Arms Yard
London

EC2R 7AF

The Directors

Nationwide Building Society (the “Seller” and the “Arranger”)
Nationwide House

Pipers Way
Swindon
SN38 1NW

Merrill Lynch International (“BofA” and a “Joint Lead Manager”)
2 King Edward Street

London
EC1A 1HQ

and the Other Managers (as defined in the engagement letter)
14 January 2020

Dear Ladies and Gentlemen

Report on agreed upon procedures in relation to the £35 billion Residential Mortgage Backed Securities Programme (the ‘Programme’) by the Issuer

1.	This AUP Report is produced in accordance the terms of our engagement letter dated 6 December 2019 (the ‘engagement letter’), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of the Issuer, to the directors of the Seller, to the Arranger, to the Joint Lead Manager and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Programme.

3.	It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.
4.	It is the responsibility of the Seller to respond to the due diligence enquiries of the Issuer and the Joint Lead Manager concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Issuer and the Joint Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.
6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Issuer. We do not express any such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.
7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by the Lead Manager and/or the Other Managers to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.
8.	You may include a copy of the AUP Report in the bible of transaction documents of an issue or update of the Programme prepared for the Issuer, the Seller and the relevant Managers. The Issuer, the Seller or the Arranger may also disclose the AUP Report to rating agencies, provided that it is clearly understood by the rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.
9.	Where required the Seller may also include a copy of the report on a password protected website created and maintained in accordance with the Securities Exchange Act of 1934, but we accept no duty of care or liability to any rating agency or any other party that obtains access to our report. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our report. We will not be responsible for any actions taken by any party other than those specified above as a result of receiving a copy of the AUP Report.
10.	Additionally, the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.
11.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Issuer or the Seller or otherwise. Nothing in this AUP Report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have (or may have had) in our capacity as auditors of any financial statements of the Issuer or the Seller.
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12.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP
Chartered Accountants
London

14 January 2020

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Appendix 1 to the AUP Report

Agreed Upon Procedures in relation to a sample of mortgage accounts

1.	The Seller informed us that the provisional asset pool included 213,365 mortgage accounts, 195,061 of which were originated after 31 December 2002.

2.	You have asked us to select a random sample of mortgage accounts originated after 31 December 2002 - by reference to sequential numbers from 1 to 195,601 - from an excel file named ‘S_ABF_AssetBackedFundingSecured Funding TasksAgreed Upon Procedures AUP APM and Legal3. Silverstone2019 - PWC2. Account SelectionReference Numbers for PWC.csv’ provided to us by the Seller (the ‘Sample Selection File’), which we have been informed represents the provisional asset pool as at 31 October 2019 (the ‘Cut Off Date’). Against each sequential number, the Sample Selection File included a "Nationwide Reference".

3.	In accordance with your instructions, the size of the sample (the ‘Initial Selected Sample’) was based on statistical sampling techniques and our in house statistical models using the following criteria:

•	99% confidence level
•	0% expected error rate
•	1% maximum error rate

You have asked us to assume that the mortgage accounts within the asset pool are homogeneous and have agreed that the resulting sample size of 458, based only on mortgage accounts in the provisional asset pool originated after 31 December 2002, is sufficient and appropriate for the purposes of this engagement.

4.	In addition, we selected a reserve sample of 25 mortgage accounts from the Sample Selection File (the "Reserve Sample"), to be used to replace any mortgage accounts in the Initial Selected Sample where the mortgage account had been repaid between the Cut-Off Date and the date of our testing.

5.	In relation to the mortgage accounts in the Initial Selected Sample and the Reserve Sample, the Seller provided us with an excel file on 9 December 2019 named ‘AUP_Silverstone_2019-10-31 - Final with all fields (internal use)’ (the ‘Extraction File’) which details various attributes in relation to each mortgage account in the Initial Selected Sample and the Reserve Sample.

6.	8 of the mortgage accounts in the Reserve Sample were used; therefore these, along with the remaining 450 mortgage accounts in the Initial Selected Sample, represent the "Selected Sample".

7.	For each sequential number in our Selected Sample, we agreed the "Nationwide Reference" in the Sample Selection File to the "Nationwide Reference" in the Extraction File.

8.	For the purposes of the procedures:

•	‘ALIAS’ is the Seller’s primary system of record.
•	‘Mortgage Point of Sale’ (MPOS) and ‘Mortgage Sales and Operations’ (MSO) are the Seller’s Point of Sale systems which allow the Seller to process and manage mortgage applications to
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monitor the progress of key checks/decisions (affordability assessments, credit checks, etc.) and documentation standards.

•	‘Intermediary Website’ (IWS) was the Seller’s tool used by its intermediaries to submit applications online.
•	‘Mortgage Trade Exchange’ (MTE) is a system used by third parties such as Mortgage Brokers and Independent Financial Advisers for mortgage application and submission processes.
•	The term ‘Mortgage File’ in each case refers to scanned or hard copy documents in relation to a particular mortgage account, including the relevant Application Form, initial and, if applicable, subsequent Offer Letter(s), Mortgage Deed, Certificate of Title (‘COT’), Report on Title (‘ROT’), Title Deed, Valuation Report and any other scanned or hard copy documents relevant to the mortgage account provided to us by the Seller.
•	The term ‘Offer Letter’ refers to a Mortgage Loan Agreement or other similar document prepared by the Seller which is addressed to the borrower.
•	The term ‘Title Deed’ refers to the Land Registry Title Deed accessed online from the Land Registry Portal (eservices.landregistry.gov.uk) or by using the Land Registry ‘Charge Validation Service’, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the Title Deed is held on the Seller’s behalf.
•	The term ‘Valuation Report’ includes:
o	A Mortgage Valuation Report (‘MVR’, being a valuation based on an internal and external inspection of the property);
o	External Inspection Report (‘EIR’);
o	An Automated Valuation Model (‘AVM’);
o	A Further Advance Re-inspection Report (‘FARR’)

•	The term ‘HPI valuation’ means an indexed valuation by reference to the latest Valuation Report and application of the HPI calculator available on the Nationwide website.
•	The term ‘Family of Loans’ refers to the multiple loans to the same borrower(s) that may be secured by the same property. The original loan can be referred to as the ‘main account’ and subsequent loans (e.g. for home improvements) can be referred to as ‘sub-accounts’, each of a main account or a sub-account is a ‘mortgage account’.
•	The term ‘Non-verified’ refers to mortgage loans where the borrower is not required to provide income verification because for example the Department for Work and Pensions has agreed to pay for the mortgage.
9.	When agreeing that a document bears a signature, we have only confirmed the existence of a signature and make no representation on the integrity of the signature.

10.	We have not undertaken any procedures to test compliance of the mortgage accounts with the Seller’s origination or valuation policies and procedures, and have not performed any procedures on data fields appearing in the Extraction File other than as referred to below.

11.	We have performed the following tests in relation to each mortgage account selected in the Selected Sample and reported our findings, indicating as exceptions those items where amounts or attributes appearing on the Extraction File did not agree to the relevant source documents, or an item otherwise failed a test as set out below. Where management of the Seller have provided
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comments on the exceptions, these are indicated in the results column of the following table. We have not performed any procedures to substantiate the comments.

Data field testing

Test	Details of Agreed-Upon Procedure	Results
Borrower(s)’ Name
1

For each mortgage account we tested whether the borrower name(s) shown in the Extraction File agreed to

1         ALIAS; and

2        the name(s) shown on one of the Title Deeds, COT/ROT, Application Form or the Offer Letter for main mortgages, or the Offer Letter in the case of a further advance.

An item has not been reported as an exception if the difference related to the spelling of a name (where there is no ambiguity raised about the identity of the borrower) or a name change occurred between origination and the Cut-Off Date, and it is evidenced by the system history in ALIAS.

No exceptions noted
Property Address
2	For each mortgage account, we tested whether the property address shown on the Extraction File agreed with that shown on ALIAS.	No exceptions noted
3

For each mortgage account we compared the property address listed in ALIAS to:

1         The latest Valuation Report (MVR or EIR or FARR) where one exists; and

2         The Certificate of Title (COT), or Report on Title (ROT), or Title Deed of the main account.

Regarding the property address for each of the above, an item has not been reported as an exception:

1         If the difference relates only to a change in Royal Mail boundaries agreed by obtaining the outcode on www.royalmail.com using the address on the COT, ROT or Title Deed;

2       If the outcode is not present on the COT, ROT or Title Deed, but the outcode can be matched to www.royalmail.com by using the address;

3        If the borrower has changed the property address without submitting a new Application Form provided evidence of the change is in the Mortgage File;

4         In relation to new builds where the official address has not been assigned or there are differences between plot

8 exceptions noted:

•       For 7 mortgage accounts, the latest Valuation Report was not available:

PwC sample reference - 113, 185, 205, 335, 354, 417, 466

•       For 1 mortgage account (PwC sample reference - 306), there was a difference in the house number between the Valuation Report (94) and ALIAS (84).

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Test	Details of Agreed-Upon Procedure	Results

numbers and street numbers and there is supporting documentation in the Mortgage File to indicate that they refer to the same property; or

5     If the borrower has advised the lender of an amendment to the address (e.g. addition of a house name) and there is evidence of this in the Mortgage File or on the relevant screen in ALIAS.

Legal Charge
4	For each mortgage account, we tested whether the Seller held the first legal charge over the residential property by reference to Title Deeds.

3 exceptions noted:

•      For 2 mortgage accounts, first charges were not registered as at the date of our testing:

PwC sample reference - 81, 188

Management Comment: Both of these accounts have applications with the Land Registry pending. These exceptions will not affect the enforceability of the loan

•      For 1 mortgage account (PwC sample reference - 410), the Title Deed was not available.

Document Signatories
5

For each mortgage account we tested whether the Application Form or the Mortgage Deed, Product Conversion Offer, Offer Letter or the Material Change form had been signed in the space designated for the borrower signature(s).

Where the mortgage account was originated in MSO, the signature is replaced by an acknowledgement retained on the declaration store. Where the loan originated in IWS or MTE after 15/10/08, the signature is replaced by evidence that the case was submitted electronically via IWS or MTE. For cases that were processed by the Issuer’s in house solicitors known as ‘Remortgage Legal Centre’ the signature is replaced with a printed name of the Remortgage Legal Centre requesting the COT.

An item has not been reported as an exception where the borrower’s signature is not required by the lender’s underwriting policy e.g. where a solicitor or third party is permitted to sign on the borrower’s behalf.

No exceptions noted
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Test	Details of Agreed-Upon Procedure	Results
6

For each mortgage account, where one exists (ie where a HPI or AVM valuation was not used), we tested whether the latest MVR or EIR or FARR had been electronically signed or had a written signature by the valuer.

For the cases that were processed by the Seller’s in house solicitors (known as ‘Remortgage Legal Centre’) the signature is replaced with a printed name of the Remortgage Legal Centre requesting the COT. Where we sighted a COT/ROT for the purposes of this test, we tested whether it had been signed in the space designated for the conveyancer’s signature.

7 exceptions noted • For 7 mortgage accounts, the latest Valuation Report was not available: PwC sample reference - 113, 185, 205, 335, 354, 417, 466
Property Tenure
7

For each mortgage account we tested whether the tenure of the property (‘Tenure’) as recorded in the Extraction File agreed to one of the following:

1         Title Deed; or

2         Valuation Report (MVR or EIR or FARR) where one exists.

An item has not been reported as an exception where:

1      A register entry is unavailable by reason of registry rules - e.g. in case of new developments undergoing first registration in Scotland where creation of register entry awaits finalisation of the entire development - and evidence of such exists on the Mortgage File.

2       The Extraction File shows the tenure of the property as ‘FEUDUTY’ whilst the Title Deed or Valuation Report describe this as ‘Freehold’ or “Ownership Scotland”, or vice versa.

No exceptions noted
Amount Advanced
8

For each mortgage account, we tested whether the amount advanced ('Loan Advanced Amount’) shown on the Extraction File agreed to the amount advanced shown in the Offer Letter or the First Payment Letter or the Mortgage Statement related to the initial advance.

An item has not been reported as an exception where:

1        A difference is related to property insurance or fees added to the loan;

2        Where the difference relates to +/- 0.5% of the amount advanced;

3        Where the Seller's underwriting policy permits the amount advanced to be less than the amount on the Offer Letter; or

No exceptions noted
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Test	Details of Agreed-Upon Procedure	Results
4 The amount advanced is less than that on the Offer Letter because of standard features of a flexible loan.
Origination Date
9

For each mortgage account, we tested whether the origination date (‘Loan Advance Date’) shown on the Extraction File agreed to that shown on the COT/ROT, Title Deeds (or where a solicitors letter indicated that completion was postponed, to the revised completion date) or, in relation to further advances, to the origination date as shown on ALIAS.

An item has not been reported as an exception if the dates differed by less than 7 days.

No exceptions noted
Valuation type
10

For each mortgage account, we tested whether the specified Valuation Report required for the mortgage, based on the account description (‘Loan Purpose’) per the Extraction File and the mortgage underwriting requirements, was obtained.

1.      For each mortgage account where they are classed as Purchase mortgages, we tested there was an MVR on the Mortgage File for each mortgage account

2.      For each mortgage account where they are classed as Remortgages, we tested there was an MVR on the Mortgage File. If there was no MVR, we looked at the flags recorded on the ALIAS LRS5 screen to determine which type of Valuation Report was required. We report as an exception if we were unable to find on the Mortgage File the specified Valuation Report indicated by the flag or the LTV at origination did not fall within the required LTV eligibility banding for this type of Valuation Report as at the date it was originated. The LTV eligibility banding for the various different dates have been provided to us by the Seller, we have not performed any testing over these eligibility banding. For the avoidance of doubt, we have also not performed any testing over any other Valuation Report eligibility criteria other than the LTV.

Note:

•         On ALIAS LRS5 screen, ‘H’ would represent HPI valuation being required,

•         On ALIAS LRS5 screen, ‘E’ would represent EIR valuation being required,

•         On ALIAS LRS5 screen, ‘A’ would represent AVM valuation being required.

5 exceptions noted • For 5 mortgage accounts, the Valuation Report was not available: PwC sample reference - 185, 205, 297, 335, 417
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Test	Details of Agreed-Upon Procedure	Results

3.      For each mortgage account where they are classed as Further Advances, we tested there was a FARR on the Mortgage File. If there was no FARR, we looked at the flags recorded on the ALIAS LRS5 screen to determine which type of Valuation Report was required. We report as an exception if we were unable to find on the Mortgage File the specified Valuation Report indicated by the flag or the LTV at origination did not fall within the required LTV eligibility banding for this type of Valuation Report as at the date it was originated. The LTV eligibility banding for the various different dates have been provided to us by the Seller, we have not performed any testing over these eligibility banding. For the avoidance of doubt, we have also not performed any testing over any other Valuation Report eligibility criteria other than the LTV.

Note:

•        On ALIAS LRS5 screen, ‘H’ would represent HPI valuation being required.

On ALIAS LRS5 screen, ‘E’ would represent EIR valuation being required.

•        On ALIAS LRS5 screen, ‘A’ would represent AVM valuation being required.

Valuation Amount
11

For each mortgage account we tested whether the latest valuation amount ('Latest Valuation Amount') shown in the Extraction File agreed to either:

1        The amount included on the latest Valuation Report (MVR or EIR or FARR) held by the Seller; or

2        Where in accordance with the Seller's policy a borrower's estimate or an AVM or HPI valuation was used, the amount shown in ALIAS for the latest valuation.

An item has not been reported as an exception where the valuation amount is greater than that shown in the Extraction File.

In each case, when the mortgage account had a Family of Loans these procedures have been performed for the active main account or sub-account with the most recent valuation.

7 exceptions noted • For 7 mortgage accounts, the latest Valuation Report was not available: PwC sample reference - 113, 185, 205, 335, 354, 417, 466
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Test	Details of Agreed-Upon Procedure	Results

Valuation Date
12

For each mortgage account we tested whether the latest valuation date ('Latest Valuation Date') shown on the Extraction File agreed to the valuation date shown on the MVR or EIR or FARR. Where, in accordance with the Seller’s policy, a borrower's estimate or an AVM or HPI valuation was used, we tested whether the latest valuation date shown on the Extraction File agreed to the latest valuation date shown in ALIAS.

An item has not been reported as an exception where:

1        The dates differed by +/- 1 month or less; or

2        The Seller's underwriting policy permitted a difference between the recorded valuation date and the date of the Valuation Report - e.g. where a valuation has been re- approved and an override valuation date has been entered.

10 exceptions noted

•      For 3 mortgage accounts we noted the following differences:

PwC sample reference: 147 Extraction File: 27/06/2007 Valuation Report: 22/05/2007

PwC sample reference: 214 Extraction File: 16/08/2018 Valuation Report: 16/04/2018

PwC sample reference: 246 Extraction File: 05/09/2006 Valuation Report: 19/06/2006

•      For 7 mortgage accounts, the latest Valuation Report was not available:

PwC sample reference: 113, 185, 205, 335, 354, 417, 466

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For each mortgage account we tested whether the valuation date shown on the latest Valuation Report was within 6 months of the date of the related mortgage advance. Where in accordance with the Seller's policy a borrower's estimate or an AVM or HPI valuation was used, we tested whether the valuation date shown on the Extraction File agreed to the date shown in ALIAS.

An item has not been reported as an exception in cases where the date shown was greater than 6 months of the date of completion and the Seller's underwriting policy permits this.

7 exceptions noted

•      For 1 mortgage account we noted the following difference:

PwC sample reference: 21 Mortgage advance date: 03/12/2018

Valuation Report: 16/04/2018

•      For 6 mortgage accounts, the Valuation Report was not available:

PwC sample reference: 113, 185, 205, 335, 354, 417,

Repayment Method
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Test	Details of Agreed-Upon Procedure	Results
14	For each mortgage account, we tested whether the repayment method (‘Loan Repayment Method’) shown on the Extraction File agreed to that shown on the latest Offer Letter, the latest Mortgage Statement or request for notification of change of repayment method.	No exceptions noted
Product Type
15	For each mortgage account, we tested whether the product type (‘Loan Interest Rate Type’) shown on the Extraction File agreed to that shown on the latest Offer Letter or the latest Mortgage Statement request for notification of change document.	No exceptions noted
Fixed Interest term
16

For each mortgage we tested whether the current product expiry date (‘Loan Interest Rate Expiry Date’) shown in the Extraction File agreed to that shown on the Offer Letter or subsequent documentation evidencing a variation.

This test has not been performed for 206 items in our Selected Sample where a reversionary date - i.e. a product expiry date - does not exist on a loan (for example loans on a lender standard variable rate)

No exceptions noted
Current Balance
17

For each mortgage account we tested whether the current balance ('Loan Outstanding Balance') as at the Cut-Off Date shown on the Extraction File agreed to the outstanding current balance shown in ALIAS 'True Bal' appearing on the LBA screen.

An item has not been reported as an exception where:

1       The difference of the current balance was less than 0.5% of the outstanding mortgage balance; or

2       The difference can be reconciled by reference to normal mortgage transaction entries (such as payment of interest, capital or any outstanding arrears) between the Cut-Off Date and the date on which we perform the procedures.

No exceptions noted
Arrears
18	For each mortgage account, we checked that the ALIAS system did not indicate that the mortgage loan had been in arrears in the 12 months period preceding the date the mortgage account was transferred into the Silverstone Master Trust (‘Date Added To Trust’) as shown in the Extraction File.	No exceptions noted
12

Test	Details of Agreed-Upon Procedure	Results

In the case of a Portman Mortgage originated mortgage account (account numbers starting with “8”), we checked the latest of the period of 12 months preceding the date the mortgage account was transferred into the Silverstone Master Trust or since 1 January 2009, being the date of migration to ALIAS.

For the purposes of this test, arrears were defined as an amount outstanding for 1 or more months, where that amount was greater than the payment due in the respective months.

19

For each mortgage account, we checked whether the current arrears balance (“Total Family Arrears Amount”) shown on the Extraction File agreed to the outstanding arrears balance appearing as the borrower's total 'Arr. Bal' on the ALIAS LLB screen as at the Cut-Off Date.

An item has not been reported as an exception where the difference of the current arrears balance is less than 0.1% of the outstanding mortgage balance, or in instances where differing amounts are due to payment processing timing differences and those differences are reconcilable.

No exceptions noted
Maturity date
20	For each mortgage account we agreed the maturity month and year on the Extraction File (‘Loan Maturity date’) to the maturity date shown in the Antcptd Redemption Date field of the LEC screen of ALIAS.	No exceptions noted
Loan-To-Value Ratios
21

For each mortgage account, we recomputed the original LTV by reference to the original amount advanced (which includes further advances if these were made on the same date as the original advance) (‘Original Loan Advance Amount’) and the valuation amount at the date of the original advance (‘Original Valuation Amount’) and compared the LTV so calculated to the amount appearing on the Extraction File (‘Original LTV’).

An item has not been reported as an exception where the recomputed original LTV differs by 0.02 or less to the relevant original LTV appearing on the Extraction File.

No exceptions noted
22	For each mortgage account, we recomputed the indexed LTV at last quarter end by reference to the ‘Property GeographicGroup’, ‘Total Family Outstanding’, ‘Latest Valuation date’ and ‘Latest Valuation Amount’ fields on the Extraction File, and the relevant HPI indices as provided to us by the Seller and compared the LTV so calculated to the ‘Borrowers LTV value ’ on the Extraction File.	1 exception noted • PwC sample reference: 323 Extraction File: 0.44 Recomputed: 0.40
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Test	Details of Agreed-Upon Procedure	Results
Compliance with underwriting approval guidelines
23

For each mortgage account, we tested that the advanced amount (‘Original Loan Advance Amount’) on the Extraction File was not greater than the maximum loan amount indicated by the risk assessment generated by reference to either one of the following:

1         the MPOS system;

2        the MSO system (Maximum Affordable Amount);

3        the amount appearing as ‘Max Loan Considered’ on the report entitled ‘Autoscore SM Mortgage Application Details’, signed as approved;

2 exceptions noted

•      For the following two mortgage accounts the aggregate advance was more than 3.5 times the aggregate salaries of the borrower(s) and no further documents were available to support affordability:

PwC sample reference: 205, 319

4 the relevant amount appearing on the report entitled ‘Mortgage Processing and Approval Document’, signed as approved, detailing the calculation of the maximum loan amount and, where applicable, explanation of any excess to be considered over the maximum amount
5 if none of the above sources were available, we checked that the aggregate advance (‘Original Loan’) was less than 3.5 times the aggregate salaries of the borrower(s) as shown on the Extraction File.
The Seller informed us that for MSO cases (identifiable as those accounts with an 11 digit account number beginning with a 7) if the system determines that an application exceeds affordability criteria that application will be declined.
Employee Loans
24	For each mortgage account, we tested that it was not taken out by an employee, as indicated by a flag on ALIAS.	No exceptions noted
Income verification
25	For each mortgage account, flagged as verified in the Extraction File, we tested whether income verification had been carried out by testing that the Mortgage File contained documentation relating to income (such as salary confirmation from employer, a payslip or a bank statement) or, if there was no evidence of income verification and the account is not a Fast Track loan, we checked whether the credit score was either:	1 exception noted • PwC sample reference: 383 The loan was advanced in 2009 and was Risk band 2, but there was no evidence of income verification found.
• Risk band 1 regardless of when it was advanced; or
• Risk band 2 if advanced before 16 November 2007; or
• Risk band 2 with an LTV less than 75% at the time of the advance as shown on the Mortgage File or ALIAS
14

Test	Details of Agreed-Upon Procedure	Results

(screen LRS 16) if advanced on or after 16 November 2007; or

•         'Accept' where the loan was originated in MSO.

Loans are treated as Fast Track where the credit score was risk band 0 or in the case of Portman Mortgages where the following criteria were met:

•         2000 - 2002: original balance <£500,000 and LTV

<50%; and

•         2003 - 2006: original balance <£500,000 and LTV

<65%.

We determined the risk band by reference to the MPOS system, or the risk band appearing on the report titled 'Autoscore SM Mortgage Application Details', or the 'Credit Scoring Details' in the ALIAS LRS screens of the relevant accounts, as relevant according to the period during which the loan was originated.

When the mortgage had a Family of Loans this procedure has been performed for the most recent sub-account only.

Employment status
26

For each mortgage account we tested whether the employment status of each borrower shown on the Extraction File agreed to that shown on one of the:

1           Latest Application Form; or

2          Details on ALIAS (LRS 15); or

3          Any other supporting documentation.

When the mortgage had a Family of Loans this procedure has been performed for the most recent sub-account only.

No exceptions noted
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STS eligibility testing

We were provided with a computerised data file by the Seller on 7 December 2019 entitled ‘S_ABF_AssetBackedFundingSecured Funding TasksAgreed Upon Procedures AUP APM and Legal3. Silverstone2019 - PWCSTS_Silverstone_2019-10-31 (for upload).xlsm’ (the “Data File”) detailing the attributes of the mortgage accounts in the Provisional Portfolio as at the Cut-Off Date.

We performed the following procedures based solely on the Data File to check whether certain eligibility criteria listed in the Mortgage Sale Agreement (Eighth amended and restated mortgage sale agreement dated 9 April 2019) (the “MSA”) had been met. We note that the Data File was as at the Cut-Off Date of 31 October 2019 and therefore that no testing has been performed on the mortgage accounts at any date after the Cut-Off Date.

We note that certain eligibility criteria included within the MSA cannot be validated against a data file and as such have not been tested.

Criteria		Description of Agreed-Upon Procedure	Results
a)	Loans without a full valuation make up no more than 15% in aggregate value of the Loan Pool

Checked by reference to the data fields ‘ORIGINAL VALUATION TYPE’ and ‘BALANCE AT CUT OFF

DATE (FAMILY)’ in the Data File that loans without a full valuation (Valuation type is not “MORTGAGE VALUATION REPORT”) made up no more than 15% of the Portfolio.

No exceptions noted
b)	No loan has a True Balance of more than £1,000,000	Checked by reference to field ‘BALANCE AT CUT OFF DATE (FAMILY) in the Data File that no loan had a True Balance of more than “1,000,000”.	No exceptions noted
c)	Each loan has a remaining term of less than 40 years at the relevant Transfer Date

For loans not yet added to the trust (marked as ‘NULL’ in the field ‘DATE ADDED TO TRUST’) we checked by reference to the ‘LOAN MATURITY DATE (FAMILY)’ in the Data File that all loans had a remaining term of less than 40 years as at 31 October 2019.

For loans flagged as added to the trust (on the date shown in the field ‘DATE ADDED TO TRUST’) we checked that all loans had an original term of less than 40 years by reference to the ‘ORIGINAL LOAN TERM’ in the Data File

No exceptions noted
d)	No Loan is flagged as guaranteed by a third party	Checked by reference to field ‘THIRD PARTY GUARANTOR’ in the Data File that no loan was flagged as guaranteed by a third party (all loans are marked as “N”).	No exceptions noted
e)	The final maturity date of the loan is no later than the later of	Checked by reference to the data field ‘LOAN MATURITY DATE	No exceptions noted
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Criteria		Description of Agreed-Upon Procedure	Results

(i) 2 January 2053 and (ii) the earliest Final Maturity Date of any outstanding Notes (other than any Notes designated in the relevant Final Terms as Money Market Notes for the purposes of Rule 2a-7 under the Investment Company Act and any Notes with a Final Maturity Date of 21 January 2055) minus 2 years.

(FAMILY)’ in the Data File that no loan had a final maturity date of later than 2 January 2068.
f)	No loans are offset	Checked by reference to the data field ‘OFFSET MORTGAGE’ in the Data File that no loans were flagged as offset (all loans are marked as “N”).	No exceptions noted
g)	No loans are Buy-to-Let	Checked by reference to the data field ‘BTL MORTGAGE’ in the Data File that no loans were marked as Buy-to-Let (all loans are marked as “N”).	No exceptions noted
h)	None of the loans were originated prior to 1 January 1986	Checked by reference to the data field ‘LOAN ORIGINATION DATE’ in the Data File that no loans were originated prior to 1 January 1986.	No exceptions noted
i)	All of the properties are located in England, Wales, Scotland or Northern Ireland	Checked by reference to the data field ‘GEOGRAPHICAL REGION’ in the Data File that all of the loans showed either England, Wales, Scotland or Northern Ireland.	No exceptions noted
j)	Each property is either freehold, leasehold or (in Scotland) heritable or held under a long lease (Feudal)

Checked by reference to the data fields ‘GEOGRAPHICAL REGION’ and ‘TENURE’ in the Data File that each property was marked as either ‘COMMON HOLD’, ‘FREEHOLD’, ‘LEASEHOLD, or (in Scotland) ‘FEUDITY’

We have not reported as exceptions instances where the tenure was marked as 'FEUDITY' and the property was located outside Scotland.

No exceptions noted
k)	No loans is over £1,000,000	Checked by reference to the field ‘BALANCE AT CUT OFF DATE (LOAN) in the Data File that no	No exceptions noted
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Criteria		Description of Agreed-Upon Procedure	Results
loan had a Current Balance larger than “1,000,000”.
l)	The maximum initial mortgage term is 40 years	Checked by reference to the field ‘ORIGINAL LOAN TERM’ in the Data File that no loan had an initial mortgage term of more than 40 years.	1 exception noted For 1 mortgage account, the Original Loan term shows 41 years. Management Comment: This exception has been noted and will be removed from the pool.
m)	Each loan is a Variable Rate Loan, Tracker Rate Loan or Fixed Rate Loan	Checked by reference to the field ‘PRODUCT TYPE’ in the Data File that each loan is marked as either Fixed, Tracker or Variable.	No exceptions noted
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Appendix 2 to the AUP Report
engagement letter

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